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                                   COVER SHEET

                                       FOR

                                 LEASE AGREEMENT


                                     OWNER:

                    SKY HARBOR ASSOCIATES LIMITED PARTNERSHIP


                                     TENANT:

                        CET ENVIRONMENTAL SERVICES, INC.


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                                TABLE OF CONTENTS


BASIC LEASE PROVISIONS


GENERAL LEASE PROVISIONS:

             1.    Incorporation of Attachments; Definitions
             2.    Lease Grant
             3.    Term
             4.    Payment of Rent
             5.    Base Rent and Percentage Rent
             6.    Additional Rent; Escalation
             7.    Late Charge and Interest on Overdue Rent
             8.    Security Deposit
             9.    Use of Premises; Merchant's Association; Covenant's
            10.    Use of Common Areas; Parking
            11.    Rules and Regulations
            12.    Building Services and Utilities
            13.    Owner's Construction of Premises
            14.    Tenant's Alterations
            15.    Repairs and Maintenance
            16.    Signs and Advertising
            17.    Mechanics' Liens
            18.    Indemnification and Exculpation
            19.    Tenant's Liability insurance; Subrogation Rights
            20.    Subordination
            21.    Estoppel Certificates
            22.    Assignment and Subletting by Tenant
            23.    Holding Over
            24.    Acceptance of Surrender of Premises
            25.    Condemnation
            26.    Fire and Other Casualty
            27.    Events of Default
            28.    Owner's Remedies
            29.    Owner's Lien
            30.    Certain Rights Reserved by Owner
            31.    Intentionally Omitted
            32.    Brokers
            33.    Quiet Enjoyment
            34.    Notices
            35.    Force Majeure
            36.    Entire Agreement; Amendments; Waivers; Binding Effect
            37.    Severability
            38.    Joint and Several Liability of Tenant
            39.    Owner's Liability Limitation
            40.    Arbitration
            41.    Waiver of Trial by Jury
            42.    Applicable Law
            43.    Miscellaneous
            44.    Special Provisions
            45.    Acts to be Performed by Tenant Prior to Tenant's Construction
            46.    Personal Property Taxes
            47.    Transfer of Interest
            48.    Special Provisions

RIDERS

             I     Additional Rent; Escalation
            II     Building Services and Utilities

ADDENDUM NO. 1 TO LEASE AGREEMENT


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                                TABLE OF CONTENTS



EXHIBITS

        A-1      Description of Land
        A-2      Description of Building
        A-3      Proposed Floor Plan
        B        Rules and Regulations
        C        Work Letter
        D        Lease Commencement Date Memorandum



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                             BASIC LEASE PROVISIONS


LEASE DATE:    March 1, 1999

TENANT:        Name:  CET Environmental Services, Inc.
               Legal Form: Corporation
               Legal Situs: (State of Residence, Incorporation or Formation):
                            California
               Address:  7032 S. Revere Pkwy., Ste. 300
               Authorized Representative: Stephen H. Davis
               Telephone: 303-708-1360 x215

OWNER:         Name: Sky Harbor Associates Limited Partnership
               Legal Form: Limited Partnership
               Legal Situs: Michigan
               Address: 74 E. Long Lake Road, Bloomfield Hills, MI 48304-2379 Authorized Representative: Cytryn/Tischler Properties, Inc.
               Telephone: (303) 777-2500

LAND: The tract of land located in Arapahoe County and described in Exhibit A-1.

BUILDING:      The building commonly know as 7032 S. Revere Parkway
               Englewood, Colorado situated on the Land and described in or depicted on Exhibit A-1.

PREMISES:      Suite 300, being the Building shown on the Floor Plan,
               Exhibit A-3

STATE:         Colorado

TERM:          5 years 0 months (subject to adjustment pursuant to Paragraph 3).

ENDING DATE OF TERM (pursuant to paragraph 3): April 30, 2004
                                   Initials:      Owner
                                                         ---------
                                                  Tenant
                                                         ---------

ESTIMATED COMMENCEMENT DATE:  May 1, 1999

ACTUAL COMMENCEMENT DATE: (pursuant to paragraph 3):
                                                    ---------------
                                   Initials:      Owner
                                                         ---------
                                                  Tenant
                                                         ---------

BASE RENT: $ See Addendum No. 1 per year, payable in monthly installments of $ See Addendum No. 1 per month

OVERDUE INTEREST RATE: Ten (10)% per annum (but never to exceed the maximum rate of interest permitted by applicable law to be charged Tenant for the use, forbearance or detention of money).

LATE CHARGE: Five Percent (5%)

SECURITY DEPOSIT: $8,268.56

FIRST OPERATING COST YEAR: Means the twelve (12) month period commencing on the first day of January, 1999.

INITIAL MONTHLY ESTIMATED ADDITIONAL RENT: $3.75 per square foot per year = $3,758.44 per month for the Premises.

TENANT'S PROJECT PROPORTIONATE SHARE: The percentage which expresses the ratio between the number of square feet leased and the rentable square feet within the project (initially approximately 108,021) which for the purpose of the Lease shall initially be conclusively deemed to be 11.13%. This percentage shall be the initial Tenant's Project Proportionate Share. If and at such times as




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the Project is expanded or diminished, Owner shall equitably adjust Tenant's
Project Proportionate Share to reflect the increased or decreased rentable square feet within the Project using the formula set forth above.

RENTABLE AREA: Project 108,021 square feet
                               Premises 12,027 square feet


     The rentable area and the usable area of the Premises may be different, but have been stipulated and agreed to by the parties, and the Rent and Tenant's Allocated Share shall not be changed even if it is determined that the Premises contains either a larger or a smaller area than indicated.

PERMITTED USE: General office & storage of files and materials/equipment

BROKER:   Frederick Ross Company & Re/max Commercial Services, Inc.


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                            GENERAL LEASE PROVISIONS


         This LEASE AGREEMENT ("Lease") is entered into as of the Lease Date between Owner and Tenant. In consideration of the mutual covenants herein set forth, and intending to be legally bound hereby, Owner and Tenant agree as follows:

         1. Incorporation of Attachments: Definitions. This Lease consists of the Cover Sheet, Table of Contents, Basic Lease Provisions, General Lease Provisions, Riders, Addendums and Exhibits all of which are attached and incorporated by reference for all purposes. The terms defined in the Basic Lease Provisions, General Lease Provisions, Riders, Addendum and Exhibits shall be deemed to have the meanings ascribed, wherever used herein. The Cover Sheet, Table of Contents and headings of paragraphs, Riders, Addendum and Exhibits are for convenience only and shall not be deemed to enlarge or diminish the meanings of the provisions of this Lease.

         2. Lease Grant. Owner leases to Tenant and Tenant leases from Owner the Premises for the Term and upon the provisions and subject to the conditions set forth herein.

         3. Term.

            (a) The Commencement Date of the Term shall be the earlier of (i) the date on which Tenant, with Owner's approval, takes possession of the Premises for the Permitted Use, or (ii) on the thirtieth (30th) day following the date on which Owner notifies Tenant that the Premises will be available for occupancy, provided that Owner's work on the Premises is substantially completed as specified in paragraph 13 by such date, and if not then substantially completed, (iii) five (5) days following the date of substantial completion of such work. Upon notification as provided in (ii) above, Owner and Tenant shall schedule a preoccupancy inspection of the Premises at which time all mechanical systems will be demonstrated to Tenant, a punchlist of outstanding items, if any, shall be completed by Owner for conformance to construction plans, and a letter of acceptance of the Premises shall be executed by Tenant, on Owner's usual form. If the Commencement Date is other than the first day of a calendar month, the Term shall be deemed extended by the period from (including) the Commencement Date to the end of such month.

            (b) Notwithstanding said commencement date, if for any reason Owner cannot deliver possession of the Premises to Tenant on said date, Owner shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder. However, in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant. Upon Owner's request, the parties agree to execute in writing an Addendum to certify the Commencement Date and expiration date hereof, but this Lease shall not be affected in any manner if either party fails or refuses to execute such Addendum.

         4. Payment of Rent. The term "Rent" means Base Rent, Additional Rent and any charges, fees and other amounts due from Tenant to Owner hereunder, Tenant agrees to pay all Rent to Owner, in lawful currency of the United States of America, at Owner's Address or at such other location as Owner may specify by notice to Tenant, without notice or demand (except as may be expressly provided for herein with regard to a particular portion of Rent) and without setoff or deduction. Tenant's obligation to pay any and all Rent owing by Tenant to Owner under this Lease shall survive any expiration or termination of this Lease.

         5. Base Rent. Base Rent is payable in monthly installments in advance on the first day of each calendar month during the Term, except that the monthly installment of Base Rent due for the first full calendar month of the Term shall be paid on the Lease Date. If the Commencement Date is other than the first day of a calendar month, Tenant shall pay on the Commencement Date a pro rata portion of the monthly installment of Base Rent for the month during which the Commencement Date falls, such pro rata portion being equal to one-thirtieth of the monthly installment times the number of days from (including) the commencement Date to the end of such month.

         6. Additional Rent; Escalation. Additional Rent shall be calculated and is payable as provided in Rider I.

         7. Late Charge and Interest on Overdue Rent. If any installment of Base Rent or Additional Rent is not received within ten (10) days after the due date thereof (without in any way implying Owner's consent to such late payment), Tenant agrees to pay Owner the Late Charge, to the extent permitted by law, in addition to said installment of Base Rent or Additional Rent, it being understood that the Late Charge shall constitute liquidated damages and such liquidated damages shall be solely for the purpose of reimbursing Owner for the additional costs and expenses which Owner presently expects to incur in connection with the handling and processing of late payments of Base Rent and/or Additional Rent. Owner and Tenant agree that in the event of any such late payment by Tenant, the damages resulting to Owner will be difficult to ascertain


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precisely, and that the Late Charges constitutes a reasonable and good faith estimate by the parties of the extent of such damages. In addition to the Late Charge, Tenant agrees to pay Owner interest, at the Overdue Interest Rate, on any installment of Base Rent or Additional Rent not paid within thirty (30) days after the due date thereof, which interest shall accrue from the due date to the date of payment. Notwithstanding the foregoing, the Late Charge shall not apply to any sum which may have been advanced by Owner to or for the benefit of Tenant pursuant to any provision of this Lease, it being understood that such sum shall bear interest, which Tenant agrees to pay Owner, at the Interest Rate specified in such provision.

         8. Security Deposit. The Security Deposit and the first month's rent shall be delivered by Tenant to Owner on the Lease Execution Date, and shall be held by Owner, without liability for interest, as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Rent or a measure of Owner's damages in case of default by Tenant. Upon the occurrence of any Event of Default, Owner, from time to time and without prejudice to any other remedy, may use the Security Deposit to the extent necessary to make good any arrearages of Rent and any other damage, injury, expense or liability caused to Owner by such Event of Default. Following any such application of the Security Deposit, Tenant shall pay Owner on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Owner to Tenant within a reasonable period of time after the termination of this Lease, and in any event within the time period prescribed by State law, if any. If Owner transfers its interest in the Premises during the Term, Owner may assign the Security Deposit (or so much thereof as has not been used and not restored by Tenant) to the transferee and thereafter Owner shall have no further liability to Tenant for the return of the Security Deposit.

         9. Use of Premises. Tenant shall use the Premises only for the Permitted Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire or other casualty, nor permit anything to be done which will in any way increase the rate of insurance on the Building or contents; and in the event that, by reason of acts of Tenant or Tenant's servants, employees, agents, contractors, licensees or invitees ("Tenant Parties"), there shall be any increase in rate of insurance on the Building or contents, then such acts shall be deemed to be an Event of Default hereunder and Tenant hereby agrees to pay to Owner the amount of such increase on demand. Tenant will conduct its business and control Tenant Parties in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Owner in the ownership or management of the Land or Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (of federal, state, municipal and other agencies or bodies having any jurisdiction thereof), and any restrictive covenants and condominium association by-laws, rules and regulations of which Tenant has been advised, with reference to the use, condition or occupancy of the Premises.

         10. Use of Common Areas: Parking.

             (a) Tenant shall have the right, nonexclusive and in common with others, to use (i) any common hallways, entrances, lobbies, elevators, stairways, common restroom facilities and similar common areas of the Building for the purposes for which the same were designed and (ii) to use the exterior paved driveways and walkways of the Land for vehicular and pedestrian access to the Building. Tenant shall also have the right, non-exclusive and in common with other tenants of the Building and Owner, to use the designated free parking areas of the Land, if any, for the parking of automobiles and other vehicles of Tenant and its employees and business visitors; incident to Tenant's Permitted Use of the Premises; provided that Owner shall have the right to restrict or limit Tenant's utilization of such parking areas in the event the same become overburdened and in such case to allocate on a proportionate basis or assign parking spaces among Tenant and the other tenants of the Building. Owner shall have the right to establish other reasonable regulations, applicable to all tenants, governing the use of or access to any interior or exterior common areas, and such regulations; when communicated by written notification from Owner to Tenant, shall be deemed incorporated by reference into Exhibit B hereof.

             (b) Tenant covenants and agrees that all loading and unloading of freight, merchandise, supplies, construction materials, trade fixtures and other goods delivered to or from the Premises shall be done only in the loading dock area of the Premises or the Building, as applicable. Under no circumstances shall Tenant allow freight, merchandise, supplies, construction materials, trade fixtures or other goods delivered to or from the Premises to be stored on, accumulate on, or obstruct the entrances of the Building or the loading dock area, roads, trash bay, sidewalks, driveways or parking areas within the Project. A violation or violations of this sub-paragraph shall constitute a material breach of this lease.


             (c) Tenant shall not perform or permit work to be done on the loading dock, roads, sidewalks, driveways, parking areas, landscaped areas or any other exterior areas within the Project. This



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includes, but is not limited to, assembly, construction, mechanical work, painting, drying, layout, cleaning or repair of goods or materials.

     11. Rules and Regulations. Tenant will comply fully with all requirements of the Rules and Regulations set forth in Exhibit B. Owner shall at all times have the right to change the Rules and Regulations or to promulgate other Rules and Regulations in such manner as Owner may deem advisable for safety, care, or cleanliness of the Building, Land and Premises, and for preservation of good order therein, all of which additional Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for compliance with such Rules and Regulations by Tenant Parties. Nothing in this Lease shall be construed to impose upon Owner any duty or obligation to enforce the rules and Regulations or terms, covenants or conditions in any other lease, against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its tenant parties, or other visitors.

     12. Building Services and Utilities. Building services and utilities shall be provided by Owner as provided in Rider II.

     13. Owner's Construction of Premises.

          (a) Before the Commencement Date, Owner will substantially complete the construction of the Building (if not substantially completed as of the Lease
Date) to the stage that the Building is operable for Tenant's purposes, which shall be defined as occurring when the public entrances of the Building, including ground floor lobbies and the public hallways of the floor(s) containing the Premises (or portions of said lobbies and hallways necessary to provide reasonable and safe access to the Premises) are substantially completed and elevators necessary (if any) to provide service to the Premises, the heating and air conditioning system (as required for the season and then prevailing climate) and all other mechanical systems required for service to the Premises are in regular operation.

          (b) The Premises shall be deemed to be substantially completed when all work specified to be done in Exhibit C ("Tenant Finish") has been substantially completed, except for (i) minor items of finishing and construction of a nature which are not necessary to make the Premises reasonably tenantable for the Permitted Use, and (ii) items not then completed because of delay by Tenant in furnishing any drawings, plans or approvals (collectively, "Plans") required by Exhibit C or because of approved requests made by Tenant subsequent to delivery of Plans, for changes or additions therein.

          (c) Intentionally Omitted

          (d) Owner shall have the Premises substantially completed by the Estimated Commencement Date, except for delays due to Force Majeure or Tenant's failure to timely furnish the Plans, any of which shall extend the Estimated Commencement Date for a period equal to the total of the duration of each such delay. If the Premises is not substantially completed within three (3) months following the Estimated Commencement Date, as the same may be extended in accordance herewith, Tenant, as Tenant's sole right thereby arising, may terminate this Lease by notice to Owner given thereafter, provided that the Term shall not have commenced within thirty (30) days after the giving of such notice by Tenant. This Lease shall terminate in such case upon expiration of thirty
(30) days after Owner's receipt of such notice without substantial completion having occurred, whereupon Owner shall return all rent and the Security Deposit paid by Tenant to Owner in advance, and all further obligations of the parties hereunder shall end. It is understood that in the event of such termination by Tenant, Owner shall have no responsibility to reimburse Tenant for any cost or expense which Tenant may have directly or indirectly incurred with respect to this Lease or the projected occupancy of the Premises, whether arranging for, or termination of arrangements for, other space, or any Alterations to the Premises or otherwise.

     14. Tenant's Alterations.

          (a) Tenant will not make or allow to be made any alterations, additions or improvements ("Alterations") in or to the Premises without the prior written consent of Owner. Alterations to the Premises shall be done by Owner or by contractors approved in writing by Owner), at Tenant's sole cost and expense. If Owner approves Tenant's proposed Alterations and agrees to permit Tenant's contractor to do the work, Tenant's contractor must first furnish to Owner insurance coverage against such risks and in such amounts as Owner may require, including but not limited to Workman's Compensation Insurance (as required under the Workman's Compensation Act of Colorado), issued by such companies as Owner may approve. All Alterations permitted by Owner must conform to all rules and regulations established from time to time by the Underwriters' Association (or comparable organization) of the local area in which the Land and Building are located, and conform to all requirements of all governmental entities having jurisdiction. Tenant's contractor shall also furnish all applicable building and occupancy permits required by law. Owner shall have the right to have Tenant's contractor's work inspected by architects and engineers, the cost of which shall be paid by



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Tenant to Owner on demand, with interest thereon at the Reimbursement Interest
Rate from the due date until paid. At any time Tenant either desires to, or is required to make repairs or Alterations in accordance with this Lease, Owner may, in addition to its other options, require Tenant at Tenant's sole cost and expense, to obtain and provide to Owner a lien and completion bond (or such other applicable bond as reasonably determined by Owner) in an amount equal to one and one-half (1.5) times the estimated cost of such improvements to insure Owner against risk and liability, including but not limited to liability for mechanics and materialman's lien, and to insure the completion of the work.

          (b) All Alterations (whether temporary or permanent in character and whether made with or without Owner's consent) made in or upon the Premises, either by Owner or Tenant, shall be Owner's property upon installation and shall remain on the Premises without compensation to Tenant unless Owner shall, by written notice, elect to have the alterations so made be removed upon expiration of the Term or termination of this Lease. Owner may give this notice of election to Tenant at any time during the Term of the Lease, and for a period of three
(3) days after the expiration of the Term or the termination of this Lease. If Owner shall make such election that Alterations so made shall be removed, then Tenant agrees to cause same to be removed and to restore the Premises to their former condition at Tenant's sole cost and expense, and should Tenant fail to remove the same and restore the Premises, then Owner may cause same to be removed and the Premises restored at Tenant's expense, and Tenant agrees to reimburse Owner on demand for the cost of such removal and restoration, together with any and all damages which Owner may suffer and sustain by reason of the failure of Tenant to remove the same with interest thereon at the Reimbursement Interest Rate from the due date until paid.

          (c) At the Ending Date of Term or other termination of this Lease, all furniture, movable trade fixtures and personal property of Tenant may be removed by Tenant if Tenant so elects and no Event of Default then exists, and shall be so removed if required by Owner, or if not so removed shall, at the option of Owner, become the property of Owner.

          (d) All Alterations, installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the Building, and in such manner as not to disturb other tenants in their use and occupancy of the Building.

     15. Repairs and Maintenance.

          (a) Owner shall be responsible for repair and maintenance of the foundation, floors (beneath the carpet or other floor covering), roof, the exterior walls (excluding all glass windows, window frames and doors), and the electrical service to the wall box (before any Tenant finish), the plumbing to the wall stubs and common areas. Owner shall also be responsible for the preventative maintenance contract for the roof mounted air conditioning and heating apparatus. Tenant shall pay for these items as provided for in Rider I.

          (b) Tenant shall use, operate and maintain the Premises and its systems, including all fixtures and equipment installed by Tenant, in such manner as to keep the same in good order and condition, making all repairs and replacements necessary to maintain such good order and condition all at Tenant's expense, including but not limited to, plumbing from the wall stubs, electrical service from the wall box, sewer, water and heating pipes from the exterior wall, and all glass. Tenant shall be responsible for the maintenance (other than preventative maintenance) and repair and/or replacement of any heating, ventilating, air conditioning, plumbing, electrical or other systems and fixtures installed solely to service the Premises, whether installed or paid for by Owner or Tenant. The performance by Tenant of its obligations to maintain the Premises shall be conducted only by contractors approved in writing by Owner, it being understood that Tenant shall procure and maintain and shall cause contractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks and in such amounts as Owner may require, including but not limited to Workmen's Compensation Insurance (as required under the Workmen's Compensation Act of Colorado), issued by such companies as Owner may approve, in connection with such maintenance. If Tenant fails to make any repair within fifteen (15) days after the occurrence of the damage necessitating same, or fails to cause other maintenance to be performed within fifteen (15) days after notice from Owner of the need therefor, Owner at its option may make such repair, or cause such other maintenance to be performed, and Tenant, shall on demand therefor, pay Owner for the cost thereof, with interest thereon at the Reimbursement Interest Rate from the due date until paid. At the Ending Date of Term or other termination of this Lease, Tenant shall deliver up the Premises including all Alterations (except as otherwise herein provided), in good repair and condition, reasonable wear and tear excepted, and shall deliver to Owner all keys to the Premises.

          (c) Tenant shall give Owner prompt written notice of any damage to or defects in, the Premises and in the plumbing, electrical, heating, air conditioning and other systems and apparatus located in the Premises. The obligation to repair such damages or defects shall be as stated in this paragraph 15. In no event shall Owner be obligated to repair any damage to the Premises or the Building caused by any act,



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omission or negligence of Tenant or Tenant Parties. Tenant shall reimburse Owner for all costs and expenses of repairing and replacing all damage to the Premises and Building and to fixtures and equipment caused by Tenant or Tenant Parties or as the result of all or any of them moving in or out of Building or by installation or removal of furniture, fixtures or other property. Such costs and expenses shall be paid by Tenant to Owner on demand, with interest thereon at the Reimbursement Interest Rate from the due date until paid.

          (d) Owner shall not be liable by reason of any injury to or interference with Tenant's business arising from the making of any repairs or alterations in or to the Premises or the Building or to any appurtenances or equipment therein. There shall be no abatement of Rent because of such repairs or alterations, or because of any delay by Owner in making the same.

     16. Signs and Advertising. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the Building except on the directories and doors of offices, and then only in such place, number, size, color and style as is approved by Owner and provided by Owner at Tenant's cost and expense, if any such sign, advertisement or notice is nevertheless exhibited by Tenant, Owner shall have the right to remove same and Tenant shall be liable for any and all expenses incurred by Owner in said removal, which shall be payable by Tenant to Owner on demand, with interest thereon at the Reimbursement Interest Rate from the due date until paid. Owner shall have the right to prohibit (by injunction or otherwise) any advertisement of Tenant which in Owner's opinion tends to impair the reputation of the Building or its desirability. Upon written notice from Owner, Tenant shall immediately refrain from and discontinue any such advertisement.

     17. Mechanic's Liens.

          (a) Tenant will not suffer or permit any mechanic's, laborer's or materialman's lien to be filed against the Land, Building, or Premises, or any part thereof, by reason of work, labor services or materials supplied or claimed to have been supplied to Tenant; and if any such lien shall at any time be filed, Tenant, within ten (10) days after notice of the filing thereof, shall cause it to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or as otherwise provided by law. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then in addition to any other right or remedy, Owner may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding or other proceedings. Owner may at its option and without waiving any of its rights set forth in the immediately preceding sentence, permit Tenant to contest validity of any such lien or claim, provided that in such circumstances the Tenant shall at its expense defend itself and Owner against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Owner, the Premises or the building, provided further that Owner may at any time require the Tenant to post a bond with an entity satisfactory to Owner in an amount on and one-half (1.5) times the amount of the lien or to deposit with the Court exercising jurisdiction over such claim such amount as either the Court or statute may determine to be sufficient as a release and discharge of the lien. If Tenant shall not immediately make such payment upon the request of Owner, Owner may make said payment in the amount so paid together with interest thereon from the date of payment and all legal costs and charges, including attorney fees incurred by Owner in connection with said payment shall be deemed Additional Rent and shall be payable on the next date on which a base rental installment is due. Any amount so paid by Owner, plus all of Owner's costs and expenses associated therewith, shall be paid by Tenant to Owner on demand, with interest thereon at the Reimbursement Interest Rate from the due date until paid.

          (b) Nothing in this Lease, nor any approval by Owner of any of Tenant's Alterations or contractors, shall be deemed or construed in any way as constituting consent by Owner for the making of any alterations or additions by Tenant within the meaning of any State law, or constituting a request by Owner, expressed or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for the use or benefit of Owner.

     18. Indemnification and Exculpation.

          (a) Tenant indemnifies and agrees to hold harmless Owner against and from any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises, Land, Building or elsewhere, and Tenant further indemnifies and agrees to hold harmless Owner against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant or Tenant Parties, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claims or any action or proceeding brought thereon, and if any action or proceeding is brought against Owner by reason of any such claim, Tenant upon notice from Owner shall defend the same at Tenant's expense by counsel satisfactory to Owner.

          (b) Owner shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God or public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other act of governmental body or authority, acts of other tenants of the Building, or any other matter beyond the control of Owner, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, failure to make repairs, or from any cause whatever except Owner's gross negligence or willful wrong.

     19. Tenant's Liability Insurance; Subrogation Rights.

          (a) Tenant shall obtain and keep in effect throughout the Term, an insurance policy or policies, issued by insurance carriers reasonably satisfactory to Owner, providing general public liability insurance against claims for personal injury (including death), property damage, or otherwise, arising out of or in any way connected with the Premises or this Lease, in amounts of not less than a combined single limit of $1,000,000.00 or such higher amounts as Owner shall reasonably require from time to time. Such insurance shall not be subject to cancellation, reduction of coverage or other modification without at least thirty (30) days prior notice to all insureds, and such insurance shall name Owner, first mortgagee and Tenant as insured and if requested by Owner shall also name as additional insureds any lessor and any other mortgagee.

          (b) Prior to the commencement of the Term, Tenant shall provide
Owner with original certificates or duplicate originals of the policy or policies of insurance referred to in subparagraph (a) with evidence that premiums have been paid in full for the respective policy periods. Tenant also shall furnish to Owner throughout the Term, replacement certificates or renewal policies, together with evidence of like premium payment at least ten (10) days prior to the respective expiration dates of the then current policy or policies.

          (c) Each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy and only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this waiver shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder) that covers the Building, the Land, the Premises, Owner's or Tenant's fixtures, personal property, leasehold improvements or business and which names Owner or Tenant, as the case may be, as a party insured. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (d) Tenant shall obtain and keep in effect throughout the Term of the Lease an insurance policy or policies with coverage known as business interruption or business continuation insurance. This policy shall name Owner as an additional insured. Such insurance shall not be subject to cancellation, reduction of coverage or other modification without at least thirty (30) days prior written notice to Owner.

          (e) Any insurance required by Tenant hereunder shall be in companies rated A+, AAA or better in "Best's Insurance Guide". If in the reasonable opinion of Owner, the amount of liability insurance required hereunder or the coverage under such policy is not adequate, then not more frequently than twice during this Lease and any extension or renewal term of this Lease, if any, Tenant shall reasonably increase said insurance coverage, either in an amount or breadth of insurance as required by Owner provided however that in no event shall the amount of the liability insurance increase by more than fifty per cent (50%) of the amount of the insurance during the preceding term of this Lease.

     20. Subordination.

          (a) This Lease and all rights of Tenant hereunder are subject and subordinate to any first deed of trust, first mortgage or other first instrument of security (a "Mortgage"), and at Owner's option, this Lease and all rights of Tenant hereunder are subject and subordinate to any junior deed of trust, junior mortgage or other junior instrument of security, as well as to any ground Lease or primary Lease (an "Underlying Lease") that now or hereafter covers all or any part of the Building, the Land, or any interest of Owner therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any Mortgage or Underlying Lease. This provision is self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Owner or to the holder ("Holder") of any Mortgage, or lessor ("Lessor") in any Underlying Lease, any and all instruments and certificates that in the judgment of Owner, Holder or Lessor may be necessary or desirable to confirm or evidence such subordination. Not in limitation of the generality of the foregoing, Tenant agrees that any Holder shall have the right at any time to subordinate any Mortgage to this Lease on such terms and subject to such conditions as such Holder may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Holder or Lessor at any time, before or after the institution of any proceedings for foreclosure or sale pursuant to any Mortgage, or termination of any Underlying Lease, to attorn to the purchaser upon such foreclosure or sale or to Lessor upon such termination, and to recognize such purchaser or Lessor as Owner under this Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such foreclosure, sale or termination. Tenant, upon demand at any time or times, before or after any such foreclosure, sale or termination, shall execute, acknowledge and deliver to Holder or Lessor any and all instruments that in the judgment of Holder or Lessor may be necessary or desirable to confirm or evidence such attornment and Tenant hereby irrevocably authorizes Holder or Lessor to execute, acknowledge and deliver any such instruments on Tenant's behalf.

          (b) If Owner shall be or is alleged to be in default of any of its obligations owing to Tenant under this Lease, Tenant agrees to give to Holder and Lessor a copy of any written notice (by registered or certified mail or by delivery service) of any such default which Tenant shall have served upon Owner, provided that prior thereto Tenant has been notified in writing (by way of notice of assignment of rents and/or leases, or otherwise) of the name and addresses of any such Holder and Lessor. Tenant shall not be entitled to exercise any right or remedy as may exist because of any default by Owner without having given such notice to Holder and Lessor; and Tenant further agrees that if Owner shall fail to cure such default; (i) Holder or Lessor shall have an additional thirty (30) days (measured from the later of the date on which the default should have been cured by Owner, or the date of Holder's or Lessor's receipt of such notice from Tenant), provided that if such default could not be cured within such thirty (30) day period and Holder or Lessor is diligently pursuing the remedies necessary to effectuate the cure (including but not limited to foreclosure or termination proceedings, if appropriate) such longer period as may be necessary, within which to cure such default; and (ii) Tenant shall not exercise any right or remedy as may exist or arise because of Owner's default, as may be expressly provided for herein or available to Tenant as a matter of law, if the Holder or Lessor either has cured the default within such thirty (30) day period, or as the case may be, has initiated the cure of same within such thirty (30) day period and is diligently pursuing the cure of same as aforesaid.

          (c) If any Holder or Lessor, or a successor of either, succeeds to the interest of Owner in the Land or Building, or acquires the right to possession of the Land or Building, such person shall not be (i) liable for any act or omission of Owner under this Lease; (ii) liable for the performance of Owner's covenants hereunder which arise and accrue prior to such person's succeeding to the interest of Owner hereunder or acquiring such right to possession; (iii) subject to any offsets or defenses which Tenant may have at any time against Owner; (iv) bound by any rent which Tenant may have prepaid for more than one month; (v) in the event the unexpired term of this Lease exceeds three years at the time of such succession or acquisition of the right to possession, bound by any amendment or modification hereof relating to the reduction of rent, shortening of term, or effecting a cancellation or surrender hereof and made without the consent of such person; or (vi) liable for the performance of any covenant of Owner under this Lease which is capable of performance only by the original Owner.

     21. Estoppel Certificates. Tenant agrees, from time to time as may be requested by Owner, Holder or Lessor, within five (5) days after such request, to execute, acknowledge and deliver to such person(s) as may be specified in the request, a certificate confirming and containing such factual certifications and representations with respect to Tenant and this Lease, as may be deemed appropriate by Owner, Holder or Lessor. Not in limitation of the foregoing, such certificate shall confirm that this Lease is in full force end effect and has not been amended, modified or superseded, that Owner has satisfactorily completed all construction work required by this Lease (subject to completion of punchlist items), that Tenant has accepted the Premises and is then in possession thereof, that Tenant has no defense, offsets or counterclaims hereunder or otherwise against Owner with respect to this Lease or the Premises, that Owner is not in default hereunder, that Tenant has no knowledge of any pledge or assignment of this Lease or rentals hereunder (other than to Holder), and that Rent is accruing under this Lease but has not been paid more than one month in advance (and specifying the date to which Rent has been paid). If any of the foregoing shall not be the case, Tenant shall specify in reasonable detail the extent and nature of the deviation therefrom.

     22. Assignment and Subletting by Tenant.

          (a) Without the prior written consent of Owner, Tenant shall not (i) assign or in any manner transfer this Lease or any estate or interest therein, or (ii) permit any assignment of this Lease or any estate or interest therein by operation of law, or (iii) sublet the Premises or any part thereof, or (iv) grant any license, concession or other right of occupancy of any portion of the Premises, or (v) permit the use of the Premises by any parties other than Tenant, its agents and employees, and any such acts without Owner's prior written consent shall be void and of no effect. Consent by Owner to one or more assignments or sublettings shall not operate as a consent to, or a waiver of Owner's rights with respect to, any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease. If an Event of Default should occur while the Premises or any part thereof is then assigned or sublet, Owner, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or sublessee all payments becoming due to Tenant under such assignment or sublease and apply such payments against any sums due to Owner by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments directly to Owner upon receipt of notice from Owner. No direct collection by Owner from any such assignee or sublessee (regardless of whether or not such assignee or sublessee shall be deemed to be void and of no effect as stated in the first sentence of this (a)) shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Owner of payments from any assignee, sublessee or occupant of the Premises shall not be deemed a waiver of the covenants in this Lease against assignment and subletting, or a release of Tenant under this Lease. The receipt by Owner from any such assignee or sublessee obligated to make payments shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any such amount so paid to Owner. Owner is authorized and empowered on behalf of Tenant to endorse the name of Tenant upon any check, draft, or other instrument payable to Tenant evidencing payment under an assignment or sublease to Tenant, and to receive and apply the proceeds thereof in accordance with the terms hereof.

     (b) Tenant shall not mortgage, pledge or otherwise encumber this Lease or any estate or interest therein or in the Premises.

     (c) If Tenant requests Owner's consent to an assignment of the Lease or subletting of all or a part of the Premises, it shall submit to Owner, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, evidence satisfactory to Owner that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Premises (or any sublet portion thereof) for the remainder of the Term (or for the entire term of the sublease, if shorter). In addition, Tenant shall submit to Owner $300.00 which shall be deemed to be Owner's expense in reviewing the materials referred to in the immediately preceding sentence. Owner shall be under no obligation to review any of the materials until such time as Owner receives said $300.00. This review is made solely for the purpose of determining suitability from Owner's point of view of the proposed subtenant and subtenancy or proposed assignee and assignment. Owner shall have the option (to be exercised within thirty (30) days from receipt of Tenant's written request) to cancel this Lease (or to cancel this Lease with respect to the applicable portion of the Premises, as to a partial subletting) as of the commencement date provided for in the subletting or assignment. If Owner elects to cancel this Lease as dated, then the Term, and the tenancy and occupancy of the Premises by Tenant under this Lease, shall terminate with respect to that portion of the Premises proposed to be so assigned or sublet, as if the cancellation date were the Ending Date of Term, and Tenant shall pay to Owner all costs or charges which are the responsibility of Tenant hereunder with respect to that portion of the Premises, and Tenant shall, at its own cost and expense, discharge in full any outstanding commission obligation of Owner with respect to this Lease, or any part hereof so cancelled, and/or reimburse Owner for the portion of any such commission paid by Owner relating to the portion of the Term which is cancelled. Thereafter Owner may lease the Premises to any person, including the prospective subtenant or assignee, without liability to Tenant. If Owner does not thus cancel this Lease, the terms and provisions of subparagraph (a) hereof will apply.

     (d) If Owner consents to any subletting or assignment by Tenant as above provided, and subsequently any payments received by Tenant under any such sublease are in excess of the Rent payable by Tenant under this Lease, or any additional consideration is paid to Tenant by the assignee under any such assignment, then Owner may, at its option, either (i) declare such excess payments under such sublease or such additional consideration for such assignment to be due and payable by Tenant to Owner as Additional Rent hereunder, or (ii) elect to cancel this Lease as provided in subparagraph (c) hereof.

     (e) All of the foregoing notwithstanding, Tenant shall not enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of the Premises or any portion thereof, which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any persons from the property leased, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales). Any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use or occupancy of any part of the Premises.

     23. Holding Over. Tenant shall, at the expiration or earlier termination of the Term, promptly quit and surrender the Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear and damage by fire or other insured casualty. Tenant shall have no right to hold over beyond the expiration or earlier termination of the Term and in the event Tenant shall fail to deliver possession of the Premises as herein provided, such occupancy shall not be construed to effect or constitute other than a tenancy at sufferance, at a daily rental equal to (a) the greater of (i) twice the Rent (calculated on a per diem basis) in effect for the last day of the Term, or (ii) the then current market rental (calculated on a per diem basis) for the Premises, plus (b) all damages, costs and expenses sustained by Owner by reason of Tenant's holding over. Without limiting any rights and remedies of Owner as a result of the holding over by Tenant, and without creating any right in Tenant to continue in possession of the Premises, all of Tenant's obligations provided for in this Lease with respect to the use, occupancy and maintenance of the Premises shall continue during such hold over period. The inclusion of this paragraph shall not be construed as Owner's consent for Tenant to hold over.

         24. Acceptance of Surrender of Premises. During the Term, tenant shall continuously occupy the Premises and shall not permit the Premises to become vacant or abandoned. No act or thing done by Owner or its agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Owner.

         25.      Condemnation.

                  (a) If any taking by condemnation, or sale in lieu thereof, pursuant to an exercise of a power of eminent domain ("Condemnation") occurs with respect to the Building or Land or any portion of either, which would leave the remainder of the Building or Land unsuitable for use comparable (economically or otherwise) to its use prior to the Condemnation, in Owner's reasonable judgment, then Owner may terminate this Lease.

                  (b) If any Condemnation occurs with respect to the entire Premises, or more than 25% thereof (by floor area), or such portion of the Premises as renders the remainder thereof unsuitable for use comparable (economically or otherwise) to its use prior to the Condemnation, in Owner's reasonable judgment, then Owner or Tenant may terminate this Lease.

                  (c) If Owner determines that the compensation awarded for Condemnation, available for restoration of the Land, Building or Premises will not be sufficient to pay the cost of restoration, or if such award is required to be applied on account of any Mortgage or Underlying Lease, or if Owner determines that the length of the Term remaining after restoration would make restoration impractical (whether for economic or other reasons), Owner may terminate this Lease.

                  (d) Any termination of this Lease pursuant to this paragraph shall be effective upon the earlier of the date title to or possession of the condemned real estate vests in the condemnor. All Rent shall be apportioned equitably and paid in full by Tenant to Owner to that date. In the event of a Condemnation which does not effect a termination of this Lease but does deprive Tenant of the use of a portion of the Premises, there shall be an equitable reduction of the Rent, taking into account the period for which and the extent to which such portion of the Premises is not reasonably usable for the Permitted Use.

                  (e) All compensation awarded for any Condemnation of the Building or Land or any portion of either shall be the property of Owner, and Tenant shall have no claim thereto, the same being expressly waived by Tenant. Tenant assigns to Owner all rights to compensation for damages, if any, sustained by Tenant on any Condemnation, except for loss of business, or for Condemnation of equipment, fixtures and/or improvements which Tenant, on expiration of the Term, is entitled to remove, if and to the extent a separate award is made by the condemner to Tenant for such items.

                  (f) If this Lease is not terminated as provided above, Owner shall make such repairs, if any, as are reasonably necessary to restore the part of the Premises not condemned to tenantable condition. Owner, in so doing, shall not be required to expend more than the net amount Owner reasonably expects to be available for restoration of the Premises, unless Tenant agrees to pay the amount of the excess expenditure and, before commencement of the restoration, provides Owner with reasonable security for such payment by Tenant. Restoration, if any, shall begin promptly after Tenant vacates the part of the Premises condemned and shall be completed with reasonable diligence, subject, however, to delays incident to Force Majeure.

         26.      Fire and Other Casualty.

                  (a) Except as provided below, in case of damage to the Premises or other portions of the Building by fire or other insured casualty, Owner shall repair the damage. Such repair work shall be commenced promptly following notice of the damage and completed with reasonable diligence, taking into account the time required for Owner to effect a settlement with and procure insurance proceeds from the insurer, except for delays due to Force Majeure.

                  (b) If the damage is of a nature or extent that, in Owner's reasonable judgment, the repair and restoration work would require more than 180 days to complete after commencement of work, assuming normal work crews not engaged in overtime, Owner shall so notify Tenant within a reasonable time after such determination, and either party, for a period of fifteen (15) days after such notice, shall have the right to terminate this Lease by notice to the other, as of the date, not later than thirty (30) days thereafter, specified in such termination notice. Further, if Owner reasonably determines that the Building is damaged to such extent as to make repair thereof unfeasible or that the length of the Term remaining after restoration would make restoration impractical (in either case, whether for economic or other reasons), within a reasonable time after such determination Owner shall have the right to terminate this Lease by notice to Tenant, as of the date, not later than thirty (30) days thereafter, specified in such termination notice.

                  (c) If the insurance proceeds received or to be received by Owner (excluding any rental interruption insurance proceeds) would not be sufficient to pay for repairing the damage or are required to be applied on account of any Mortgage or Underlying Lease, or if the nature of loss is not covered by Owner's hazard insurance coverage, Owner may elect either to (i) repair the damage as above provided notwithstanding such fact, or (ii) terminate this Lease, by giving Tenant within thirty (30) days after Owner's knowledge of the damage and determination of availability or sufficiency of insurance proceeds, notice of Owner's election; and if the election is to terminate, specifying the termination date, which termination date shall be not earlier than fifteen (15) days nor later than thirty (30) days thereafter.

                  (d) All injury or damage to the Premises or the Building caused by Tenant or Tenant Parties shall be repaired at Tenant's sole cost and expense. Owner shall have the right to make such repairs, and any cost or expense so incurred by Owner shall be paid by Tenant to Owner on demand, with interest thereon at the Reimbursement Interest Rate from the due date until paid.

                  (e) Owner shall not be obligated to repair any Alterations which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Premises as of the Ending Date of Term or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Owner, assures payment in full of all costs which may be incurred by Owner in connection therewith. Owner shall not be required to insure any Alterations to the Premises in excess of Building standard tenant improvements, or any fixtures, equipment or other property of Tenant. Tenant shall have the right, at its sole expense, to insure the value of its leasehold improvements, fixtures, equipment or other property located in the Premises, for the purpose of providing funds to Owner to repair the Premises. Except as otherwise provided in this Lease, any insurance which may be carried by Owner or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

                  (f) If this Lease is terminated pursuant to this paragraph, all Rent shall be apportioned equitably and paid in full by Tenant to Owner to the date of termination. This provision shall not relieve Tenant of liability to Owner for damages (including damages arising due to early termination of this Lease) arising out of the negligence or other tortious conduct of Tenant or Tenant Parties.

                  (g) In the event of a fire or other casualty damage not arising out of the negligence or other tortious conduct of Tenant or Tenant Parties, which does not result in termination of this Lease pursuant to this paragraph but does deprive Tenant of the use of a portion of the Premises, there shall be an equitable reduction of the Rent, taking into account the period for which and the extent to which such portion of the Premises is not reasonably usable for the Permitted Use.

         27. Events of Default. In addition to any Event of Default specified elsewhere in this Lease, each of the following events shall be deemed to be an "Event of Default" by Tenant under this Lease:

                  (a) Failure by Tenant to pay when due any installment of Rent payable by Tenant hereunder or any rental or other sum under any other lease now or hereafter executed by Tenant in connection with space in the Building).

                  (b) Failure by Tenant to comply with or observe any other provision of this Lease (or any other Lease now or hereafter executed by Tenant in connection with space in the Building) after ten (10) days notice of such failure.

                  (c) Vacation or abandonment by Tenant or any portion of the Premises.

                  (d) (i) Appointment of a receiver to take possession of, or making of an attachment or execution against, Tenant's assets or any substantial portion thereof, or Tenant's interest in this Lease; or

                           (ii) Making by Tenant of a general assignment for
the benefit or creditors; or

                           (iii) Admission by Tenant in writing of its
inability to meet its obligations as they mature; or

                           (iv) Commission by Tenant of any other act of
bankruptcy or filing by Tenant of a petition or institution of a proceeding on its behalf under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof ("Bankruptcy Laws"); or

                           (v) Filing by any third party of a petition or
institution by any third party of a
proceeding against Tenant under any Bankruptcy Law, and such petition or proceeding is not dismissed within thirty (30) days; or

                           (vi) Adjudication of Tenants as a bankrupt; or

                           (vii) Occurrence of any of the foregoing actions
in this subparagraph (d) with respect to any guarantor of Tenant's obligations under this Lease, or default by such guarantor in performance of any provision under its guaranty.

         28. Owner's Remedies. If an Event of Default shall occur, the following provisions shall apply and Owner shall have the rights and remedies, cumulatively if possible, set forth herein, which rights and remedies may be exercised, separately or cumulatively, notwithstanding any election of remedies, upon or at any time following the occurrence of an Event of Default unless, prior to such exercise, Owner shall agree in writing with Tenant that the Event of Default has been cured by Tenant in all respects:

                  (a)      Acceleration of Rent.

                           (i) By notice to Tenant, Owner shall have the right
to accelerate all Base Rent and all Additional Rent due hereunder and otherwise payable in installments over the remainder of the Term, and, at Owner's option, any other Additional Rent and other Rent to the extent that such Additional Rent and other Rent can be determined and calculated (which may be reasonably estimated by Owner) to a fixed sum; and the amount of all of such accelerated Rent, without further notice or demand for payment, shall be due and payable by Tenant within five (5) days after Owner has so notified Tenant. Additional Rent and other Rent which has not been included in accelerated Rent, shall be due and payable by Tenant during the remainder of the Term, in the amounts and at the times otherwise provided for in this Lease.

                           (ii) Notwithstanding the foregoing or the
application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated Rent in full when due, Owner thereafter shall have the right by notice to Tenant. (A) to terminate Tenant's further right to possession of the Premises and (B) to terminate this Lease under subparagraph (c) below; and if Tenant shall have paid part but not all of the accelerated Rent, the portion thereof attributable to the period equivalent to the part of the Term remaining after Owner's termination of possession or termination of this Lease shall be applied by Owner against Tenant's obligations owing to Owner as determined by the applicable provisions of subparagraphs (d) and (f) below.

                  (b)      Taking of Possession - Curing Tenant's Defaults.

                           (i) With or without notice, Owner shall have the
right to enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. No re-entry or taking possession of the Premises by Owner shall be construed as an election on its part to terminate this Lease, unless a written notice of termination is given to Tenant.

                           (ii) With or without re-entering and taking
possession of the Premises, and with or without notice to Tenant, Owner may make any payment which Tenant was obligated but failed to make under this Lease, and perform or attempt to perform any other obligation of Tenant under this Lease which Tenant has failed to perform.

                  (c)      Termination of Lease.

                           (i) By notice to Tenant, Owner shall have the right
to terminate this Lease as of a date specified in the notice. Tenant's rights to the possession and use of the Premises shall end absolutely as of the specified termination date, and this Lease shall terminate in all respects except for the provisions hereof regarding Owner's damages and Tenant's liabilities arising prior to, out of and following the Event of Default and the ensuing termination, and the provisions hereof which by their terms survive termination. Therefore after termination of the Lease, Tenant shall remain liable to Owner for damages as calculated pursuant to 28.(f)

                           (ii) Following such termination (as well as upon any
other termination of this Lease by expiration of the Term or otherwise) Owner immediately shall have the right to recover possession of the Premises; and to that end, Owner may enter the Premises and take possession, without the necessity of giving Tenant any notice to quit or any other notice, with or without legal process or proceedings, and in so doing Owner may remove Tenant's property (including any improvements or additions to the Premises which Tenant made, unless made with Owner's consent which expressly permitted Tenant to not remove the same upon expiration of the Term), as well as the property of others as may be in the Premises, and make disposition thereof in such manner as Owner may deem to be commercially reasonable under the circumstances.

                  (d)      Tenant's Continuing Obligations - Owner's Re-letting
Rights.

                           (i) Unless and until Owner shall have in writing
terminated this Lease under subparagraph (c) above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all the conditions of this Lease throughout the remainder of the Term; and, in addition, whether or not Owner shall have terminated this Lease, Tenant shall pay to Owner, on demand and with interest thereon at the Reimbursement Interest Rate from the due date until paid, the total sum of all costs, losses and expenses, including reasonable counsel fees, as Owner incurs, directly or indirectly, because of any Event of Default having occurred.

                           (ii) If Owner either terminates Tenant's right to
possession without terminating this Lease or terminates this Lease and Tenant's leasehold estate as above provided, Owner shall have the unrestricted right to re-let the Premises or any part thereof to such tenants, on such provisions, and for such periods as Owner may deem appropriate. It is understood that Owner shall have no obligation to have the Premises available for re-letting or otherwise endeavor to re-let so long as Owner (or any affiliated entity) has other comparable or competing vacant space or property available for leasing to others in the Building or in other buildings in the general market area of which the Building is a Part; and that notwithstanding nonavailability of other space or property, Owner's obligation to mitigate damages shall be limited to such efforts as Owner, in its reasonable judgement, deems appropriate.

                  (e)      Bankruptcy Assurances.

                           Owner and Tenant understand that, notwithstanding
certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States (or other Bankruptcy
Laws) may have certain rights to assume or assign this Lease. Owner and Tenant further understand that in any event Owner is entitled under the Bankruptcy Code (or other Bankruptcy Laws) to adequate assurances of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "adequate assurance" shall include at least the following:

                           (i) In order to assure Owner that the proposed
assignee will have the resources with which to pay the Rent, any proposed assignee must have demonstrated to Owner's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the commencement Date, increased by ten percent (10%) for each year from the Commencement Date through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Owner in entering into this Lease.

                           (ii) Any proposed assignee must have been engaged in
the business conducted by Tenant in the Premises, allowable pursuant to the Permitted Use, for at least five (5) years prior to any such proposed assignment.

                           (iii) Any proposed assignee must agree to use the
Premises only for the Permitted Use. In entering into this Lease, Owner considered extensively the Permitted Use and determined that such Permitted Use would add substantially to Owner's tenant balance and that were it not for Tenant's agreement to use the Premises only for the Permitted Use, Owner would not have entered into this Lease. Owner's overall operation will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use.

                  (f)      Owner's Damages.

                           (i) Whether the Lease is terminated or not the
damages which Owner shall be entitled to recover from Tenant shall be the sum of:

                                    (a) All Rent accrued and unpaid as of the
termination date or the date Owner retakes possession of the premises (whichever occurs later); and

                                    (b) (1) all costs and expenses incurred by
Owner in recovering possession of the Premises, including removal and storage of Tenant's property, improvements and Alterations therefrom, (2) the costs and expenses of curing or attempting to cure any default by Tenant, (3) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the Ending Date of Term, or, in lieu thereof, the costs and expenses of remodeling or altering the Premises or any part for re-letting the same, (4) the costs of re-letting (exclusive of those covered by the foregoing) including brokerage fees and reasonable counsel fees, and (5) any special overhead expenses related to the vacancy of the Premises not in excess of ten percent (10%) of the monthly Base Rent otherwise to be paid by Tenant over the remainder of the Term, for each month or part between the date of termination and the re-letting of the entire Premises; and

                                    (c) All Base Rent and Additional Rent and
other Rent (to the extent that the amount of Additional Rent and other Rent has been then determined or estimated as provided above) otherwise payable by Tenant over the remainder of the Term; and

                                    (d) All reasonable attorney fees, court
costs, arbitration costs, witness fees and similar costs of enforcing this Lease;

                                    (e) Less [deducting from the total
determined under subparagraphs (a), (b), (c) and (d)] all Rent and Additional Rent which Owner receives from other tenants by reason of the leasing of the Premises or part thereof during or attributable to any period falling within what would otherwise have been the remainder of the Term. If the premises covered by a new lease by other tenants include other premises not part of the Premises of this Lease, a fair apportionment of the rent received from such new lease and expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such new lease. If the existing term of a new lease by other tenants is different from the Term of this Lease any rent concessions will be equally apportioned over the term of the new lease.


                  (ii) The damages payable by Tenant under the preceding provisions of this subparagraph (f) shall be payable on demand from time to time as the amounts are determined; and if from Owner's subsequent receipt of rent as aforesaid from re-letting, there shall be any excess payment(s) by Tenant by reason of the crediting of such rent thereafter received, the excess payment(s) shall be refunded by Owner to Tenant, without interest.

                  (iii) If this Lease is terminated, then Owner shall have the additional options to determine the damages as follows:

                                    (a) Tenant shall be liable for amounts
determined pursuant to 28, Owner's Remedies, (a)(i). Owner may have damages determined under this section A. even if Owner did not previously accelerate the rent pursuant to 28 (a)(i).

                                    (b) Owner shall be entitled to recover
forthwith against Tenant as damages for loss of the bargain, and not as a penalty, an aggregate sum which, at the time of such termination of this lease, represents the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the term discounted present worth at the rate of 4% per annum.

                  (g) Interest on Damages Amounts. Any sums payable by Tenant hereunder which are not paid after the same shall be due shall bear interest, from the due date until paid, at the Overdue Interest Rate.

                  (h) Owner's Statutory Rights. Owner shall have all rights and remedies now or hereafter existing at law or in equity with respect to the enforcement of Tenant's obligations hereunder and the recovery of the Premises. No right or remedy herein conferred upon or reserved to Owner shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law or in equity. Owner shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, by Tenant of any covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease. If Tenant is in default, Tenant may not remove property subject to the security interest referred to in paragraph 29. Owner's Lien. Owner shall be entitled to injunctive relief in case Tenant attempts to remove property subject to the security interest referred to in paragraph 29. Owner's Lien. This injunctive relief includes, but is not limited to a temporary or permanent restraining order. Tenant hereby agrees to the issuance of such restraining order ex parte. Tenant acknowledges that Owner's remedy at law in such a case would be inadequate and that the equitable relief may be brought without the necessity of proof of actual damage or inadequacy or any legal remedy. Notwithstanding any statute to the contrary, Owner shall have the right to such restraining order without the necessity of a bond.

                  (i) Remedies Not Limited. Nothing herein contained shall limit or prejudice the right of Owner to exercise any or all rights and remedies available to Owner by reason of default or to prove and obtain in proceedings under any Bankruptcy Laws, an amount equal to the maximum allowance permitted by any law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount is greater, equal to, or less than the amount of the loss or damages referred to above.

                  (j) No termination Except by Owner in writing. No action by Owner, including without limitation legal proceedings for eviction, unlawful detainer or similar actions that may be available under the laws of the State, shall be deemed a termination of this Lease or of Tenant's obligations hereunder unless Owner specifies in writing that the Lease is terminated and that Tenant has no further liability hereunder.

                  (k) No Waiver by Owner. No delay or forbearance by Owner in exercising any right or remedy hereunder, or Owner's undertaking or performing any act or matter which is not expressly required to be undertaken by Owner shall be construed, respectively, to be a waiver of Owner's rights or to represent any agreement by Owner to undertake or perform such act or matter thereafter. Waiver by Owner of any breach by Tenant of any covenant or condition herein contained (which waiver shall be effective only if so expressed in writing by Owner) or failure by Owner to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Owner's right to have any such covenant or condition duly performed or observed by Tenant, or of Owner's rights arising because of any subsequent breach of any such covenant or condition, nor bar any right or remedy of Owner in respect of such breach or any subsequent breach. Owner's receipt and acceptance of any payment from Tenant which is tendered not in conformity with the provisions of this Lease or following an Event of Default (regardless of any endorsement or notation on any check or any statement in any correspondence accompanying any payment) shall not operate as an accord and satisfaction or a waiver of the right of Owner to recover any payments then owing by Tenant which are not paid in full, or act as a bar to the termination of this Lease and the recovery of the Premises because of Tenant's previous default.

         29. Owner's Lien. In addition to any applicable statutory Owner's lien, which is not waived but is supplemented hereby, Owner shall have, at all times, and Tenant hereby grants to Owner, a valid security interest to secure payment of all Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Owner may suffer by reason of any Event of Default, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated in the Premises or the Building or on the Land ("Property"), and all proceeds thereof, and the Property shall not be removed therefrom without the consent of Owner until all arrearages in Rent as well as any and all other sums of money then due to Owner hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an Event of Default in addition to any other remedies provided herein, Owner may enter upon the Premises and take possession of any and all Property, without liability for trespass or conversion, and sell the same at public or private sale, with or without having the Property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Owner or its assigns may purchase unless prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given, in the manner prescribed in this Lease, at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the Property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the payments secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Owner, from time to time, Tenant agrees to execute and deliver to Owner a financing statement or statements in form sufficient to perfect the security interest of Owner in the Property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State. In addition, Tenant hereby agrees to grant Owner a power of attorney to act as Tenant's agent to execute any financing agreement or financing statement in order to perfect the security interest referred to in this paragraph 29.

         30. Certain Rights Reserved by Owner. Owner (acting itself or through persons authorized by it) shall have the following rights, exercisable from time to time without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set off or abatement of Rent or otherwise affecting Tenant's obligations hereunder:

                  (a) To decorate and to make repairs, alterations, additions, changes or improvements whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of any such work, to temporarily close doors, entryways, common areas, public space and corridors in the Building, to interrupt or temporarily suspend Building Services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, so long as the Premises are reasonably accessible and Tenant is not unreasonably disturbed in use or possession thereof.

                  (b) To have and retain paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber the Premises.

                  (c) To grant to anyone the exclusive right to conduct any business in or render any service to the Building, provided such exclusive right shall not operate to exclude Tenant from the Permitted Use.

                  (d) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Owner.

                  (e) To have access for Owner and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service.

                  (f) To take all such reasonable measures as Owner may deem advisable for the security of the Building and its occupants, including without limitation, the search of persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Owner may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

                  (g) To enter the Premises to perform Owner's covenants under this Lease, to exercise Owner's remedies under this Lease, to ascertain if Tenant is in compliance with its covenants under this Lease, to inspect the Premises, and to exhibit the Premises to Mortgagees and Lessors and to prospective lenders, purchasers and tenants.

                  (h) To change the name by which the Building is designated.

                  (i) To transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in the event Owner assigns its rights under this Lease, Owner shall thereby be released from any further obligations hereunder, and Tenant agrees to attorn to and look solely to such successor in interest of the Owner for performance of such obligations.

         31.      Intentionally Omitted

         32. Brokers. Each party warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease except as may be named in the Basic Lease Provisions, and each party agrees to indemnify the other against all costs, expenses, attorney's fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by through or under said indemnifying party.

         33. Quiet Enjoyment. Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Owner, subject to the terms and conditions of this Lease.

         34. Notices. Each provision of this Lease, or of any applicable governmental law, ordinance or regulation, or other requirement, with reference to the sending, mailing or delivery of any notice or document, or with reference to the making of any payment by Tenant to Owner, shall be deemed to be complied with when and if the following steps are taken:

                  (a) All Rent and other payments required to be made by Tenant to Owner hereunder shall be payable to Owner at Owner's Address set forth in the Basic Lease Provisions or at such other address as Owner may specify from time to time by notice to Tenant, and shall be deemed delivered only upon actual receipt (and if other than in cash, subject to collection).

                  (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with return receipt requested), addressed to the party to receive same at its address set forth in the basic Lease Provisions or at such other address as said party has theretofore specified to the other by notice.

         35. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Owner, Owner shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Owner ("Force Majeure").

         36. Entire Agreement; Addendums; Waivers; Binding Effect. This Lease contains and embodies the entire agreement of the parties hereto with respect to the subject matter hereof, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease may not be supplemented or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Owner unless such waiver is in writing signed by Owner and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms thereof be construed to waive or lessen the right of Owner to insist upon performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

         37. Severability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the Term, the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be deemed added as a part of this Lease a clause or provision as similar in terms thereto as may be possible and be legal valid and enforceable.

         38. Joint and Several Liability of Tenant. If there is more than one person comprising Tenant, the obligations imposed upon Tenant hereunder shall be joint and several. If there is a guarantor or there are guarantors of Tenant's obligations hereunder, the obligations imposed upon Tenant shall be the joint and several obligations of Tenant and each such guarantor and Owner need not first proceed against Tenant before proceeding against any such guarantor, nor shall any such guarantor be released from its guaranty for any reasons whatsoever, including without limitation, any amendment hereto, waiver of any provision hereof or failure to give such guarantor any notice hereunder.

         39. Owner's Liability Limitation. The liability of Owner to Tenant for fulfillment of any obligation of Owner or for any default by Owner under the terms of this Lease shall be limited to the interest of Owner in the Building and the Land; Tenant shall look solely to such interest for satisfaction thereof; and Owner shall not be personally liable for any deficiency.

         40.      Arbitration.

                  (a) At Owner's option, all claims, disputes and other matters in question or calling for mutual agreement, between Owner and Tenant arising out of, or relating to this Lease or the breach hereof, shall be decided by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then obtaining. At Owner's option, any arbitration arising out of or relating to this Lease or any breach hereof shall include, by consolidation, joinder or joint filing any other person not a party to this Lease to the extent necessary for the final resolution of the matter in controversy. This agreement by Tenant to arbitrate shall be specifically enforceable by Owner under the prevailing arbitration law. The award rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

                  (b) Notice of the demand for arbitration shall be filed by Owner in writing with Tenant and with the American Arbitration Association. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable statute of limitations.

                  (c) Unless otherwise agreed in writing by Owner, Owner and Tenant shall continue to perform their obligations under this Lease in accordance with Owner's interpretation of the claim, dispute or other matter during any arbitration proceedings, until final resolution thereof.

                  (d) At Owner's option, the venue for arbitration or litigation with respect to all claims, controversies and disputes arising out of or relating to this Lease or any breach hereof, shall be the county in which the Land and Building are located.

         41. Waiver of Trial by Jury. To the extent such waiver is permitted by applicable law, Owner and Tenant waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

         42. Applicable Law. This Lease and the rights and obligations of Owner and Tenant hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

         43.      Miscellaneous.

                  (a) Any approval by Owner or Owner's architects and/or engineers of any of Tenant's Plans shall not in any way be construed or operate to bind Owner or to constitute a representation or warranty of Owner as to the adequacy or sufficiency of such Plans or the Alterations to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Owner as may be required hereunder.

                  (b) Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Owner and Tenant, or to create any other relationship between the parties hereto other than that of Owner and Tenant.

                  (c) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The word "person" as used in this Lease means any natural person, legal entity, or body politic.

                  (d) The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Owner shall have executed a copy of this Lease and delivered the same to Tenant.

                  (e) If Tenant is a corporation, each of the persons executing this Lease on behalf of Tenant hereby warrants that Tenant is a duly formed and existing corporation, qualified to do business in the State, that the Tenant has the full right and authority to enter into the Lease, and that each of the persons signing on behalf of Tenant are authorized to do so.

                  (f) The covenants and obligations of Owner and Tenant hereunder are independent, such that the obligations of Tenant to pay rent hereunder are not contingent upon any act or failure to act by Owner.

                  (g) If Owner consults with an attorney to enforce any provision of this Lease then all costs, including reasonable attorney fees from the date any such matter is turned over to an attorney shall be recoverable by Owner from Tenant.

         44. Recording. Tenant hereby covenants and agrees not to place the Lease of record. If so requested by Owner, Tenant shall execute a short form memorandum of lease which memorandum may, at Owner's option, be placed of record. Any recording of the Lease or of any notice or memorandum thereof by Tenant without Owner's prior written consent shall be a default under the Lease and Owner shall have all of the rights and remedies set forth therein for a default. In addition, if requested by Owner, Tenant shall execute a memorandum of lease to be filed with the Colorado Department of Revenue on such form as may be prescribed by said department within ten (10) days after execution of the Lease, or any other such memorandum so that Owner may avail itself of such statutes as Section 39-22-604 (7)(c) of the Colorado Revised Statutes(1973).

         45.      Acts to be performed by Tenant Prior to Tenant's Construction.

                  (a) In the event that Tenant receives Owner's prior written approval to commence any alterations, additions, improvements or construction of whatever kind or nature to be done by Tenant in or about the Premises (the "Alterations"), which approval or disapproval shall be in Owner's sole and subjective discretion, then, as a condition precedent to Tenant's commencing such Alterations, Tenant shall submit to Owner the following items:

                           (i) All architectural, engineering, construction
and/or design drawings, plans, specifications, studies, reports, bids and other material of every kind relating to the Alterations (the "Plans and Specifications");

                           (ii) An originally signed copy of the contract
between Tenant and any and all contractors, subcontractors, materialmen or suppliers together with copies of any and all subcontracts and supply contracts relating to the Alterations;

                           (iii) A standard indemnification in a form approved
by Owner.

                           (iv) Originally signed lien waivers from all
subcontractors and materialmen or suppliers for all work done and/or material supplied in connection with the Alterations in a form approved by Owner; and

                           (v) An originally signed general release of liens
from Tenant's general contractor in a form approved by Owner; and

                           (vi) A standard form of notice to be posted at the
Property in a form approved by Owner.

                  (b) Upon completion of the Alterations, Tenant shall submit to Owner:

                           (i) A certification from Tenant's general contractor
and, if requested by Owner, from Tenant's architect, certifying that each has inspected the Premises not more than five (5) days prior to the date of the certification and that the Alterations have been constructed in good and workmanlike manner and in substantial accordance with the Plans and Specifications and with the requirements of the governmental authorities having jurisdiction or control over same, and that all materials for which payment has been made by Tenant have been delivered to and have been incorporated into the Premises; and

                           (ii) Final unconditional certificate(s) of
occupancy, or the equivalent issued by the applicable governmental authority.

         46. Personal Property Taxes. Tenant shall pay, prior to delinquency, all taxes, assessments, license fees and public charges levied, assessed or imposed upon or measured by the value of its personal property and business operations, including but not limited to, the furniture, fixtures, leasehold improvements, equipment and other property of Tenant at any time situated upon or installed in the Premises by Tenant. Tenant shall cause all such personal property to be assessed and billed separately from the real property of Owner.

         47. Transfer of Interest. If Tenant is a partnership or corporation, the transfer, sale, conveyance and disposition of a controlling interest in Tenant to any third party, including without limitation, to an affiliate of Tenant shall be deemed as assignment or transfer of Tenant's interest under the Lease for purposes of Section 22 of the Lease. As used herein, the term "affiliate" shall mean any subsidiary or parent company of Tenant and any subsidiary of a parent company of Tenant, or any entity related to Tenant or held in common control with Tenant.

         48. Special Provisions. Special Provisions, if any, are provided in Addendum I.



IN WITNESS WHEREOF, Owner and Tenant have executed this Lease as of the Lease date.


OWNER:                                          TENANT:

SKY HARBOR ASSOCIATES LIMITED                   CET ENVIRONMENTAL SERVICES, INC.
PARTNERSHIP

By:   Pomeroy Investment Corporation            By: /s/ STEPHEN H. DAVIS
      Corporation, General Partner                 -----------------------------
                                                      Stephan H. Davis

                                                Its:  President
By: /s/ HOWARD LESHMAN
   ---------------------------------
   Howard Leshman

Its: Vice President

                                     RIDER I


This Rider to Lease is attached to and forms a part of that certain lease between Sky Harbor Associates Limited Partnership ("Owner") and CET Environmental Services, Inc. ("Tenant") dated as of the 1st day of March 1999 (the "Lease"), and sets forth additional terms and provisions to be incorporated into the Lease.


     ADDITIONAL RENT. It is expressly agreed that Tenant will pay in addition to the Base Rent, Additional Rent, herein defined as those items enumerated in this Rider.

         A. Tenant shall pay to Owner as Additional Rental commencing with the First Operating Cost Year (as said term is hereinafter defined), and for each Subsequent Operating Cost Year thereafter an amount equal to Tenant's Project Proportionate Share (as said term in hereinbefore defined) of the total aggregate of Operating Costs (as said term is hereinafter defined) of said Operating Cost Year.

         B. The term "Operating Costs" means the total amounts paid or payable, whether by Owner or otherwise on behalf of Owner, in connection with the ownership, management, maintenance, repair and operation of the Building, including by way of illustration and not a limitation, and without limiting the generality of the foregoing, the aggregate of the amounts paid or payable for;
(i) all electricity furnished to the Building except those amounts paid directly by Tenant or tenants; (ii) the amount paid or payable for all water furnished to the Building other than those amounts paid directly by Tenant or tenants; (iii) labor and or wages and other payments made by Owner in the operation, maintenance and repair of the Building, including, without limitation, the cost to Owner of workman's compensation and disability insurance, payroll taxes, and contributions to any social security, unemployment insurance, welfare, pension or similar fund and payments for other fringe benefits made to or on behalf of all employees of Owner performing services rendered in connection with the operation and maintenance of the Building, including, without limitation, porters, janitors, handymen, watchmen, persons engaged in patrolling and protection the Building, carpenters, engineers, mechanics, electricians, plumbers, building manager, clerical and administrative personnel, contractors, subcontractors (It is understood that Owner is under no obligation to have employed any or all of such above-referred to employees.); (iv) the total charges of any independent contractors employed in the repair, care, operation, maintenance and cleaning of the Building; (v) the cost of replacements for tools and equipment used in the operation and maintenance of the Building, including without limitation electric light bulbs, tubes and ballasts used in connection with Building
Common Areas and parking lots; (vi) the cost of telephone service, postage, office supplies, maintenance and repair of office equipment and similar costs related to operation of the Building and manager's office (whether in the Building or not); (vii) the cost of licenses, permits and similar fees and charges related to the operation, repair, maintenance of the Building (viii) the cost of maintenance of parking areas and driveways, including, but not limited to cleaning, snow removal, repaving, relining and repainting; (ix) cleaning cost for the Building, including the windows, sidewalks, all snow removal (including separate contracts therefore) and the cost of all labor, supplies, equipment and materials incidental thereto; (x) the cost of premiums and other charges incurred by Owner with respect to all insurance relating to the Building and the operation and maintenance thereof, including without limitation, fire and extended coverage insurance, including windstorm, hail, explosion, riot, rioting attending a strike, civil commotion, aircraft, vehicle and smoke insurance, public liability, elevator, workman's compensation, boiler and machinery, rent, use and occupancy, and health, accident and group life insurance of all employees; (xi) the cost of sales and excise taxes and the like upon any of the expenses enumerated herein; (xii) the cost of decorating, repainting or otherwise maintaining the exterior of the Building; (xiii) the cost of auditing fees necessarily incurred in connection with the maintenance and operation of the Building and accounting fees incurred in connection with the preparation and certification of the real estate tax escalation and the operating expense escalation statements pursuant to this Rider; (xiv) fees for legal, inspection, accounting and consulting services; (xv) all costs incurred by Owner to retrofit any portion or all of the Building to comply with change in existing legislation or introduction of new legislation, whether federal, state or municipal, state, county or municipal (including any agency or arm of said governmental unit; (xvi) the cost of repairs, replacements and improvements which are appropriate for the continued operation of the Building; (xvii) all expenses associated with the installation of any energy, cost or labor saving devices; (xviii) costs of all landscaping; (xix) costs of any security guards or security; (xx) any and all other expenditures of Owner in connection with the operation, repair or maintenance of a Building which are properly expensed in accordance with generally accepted accounting principles consistently applied with respect to the operation and repair and maintenance of comparable buildings in the southern Metro Denver Area. The above enumeration of any Operating Cost shall not create any obligation (express or implied) on the part of Owner to furnish such service.

                  If Owner shall purchase any item of capital equipment or make any capital expenditure as described in (xv), (xvi), or (xvii) above, then the cost for the same shall be included in operating expenses in the year of installation and in subsequent years amortized in accordance with generally accepted accounting principles. If Owner shall lease such item of capital equipment, then the rentals or other operating costs paid pursuant to such leasing shall be included in operating expenses for each year in which they are incurred.

                  In addition, Operating Cost shall also include all Real Estate Taxes. The term Real Estate Taxes includes, without limitation, general and special taxes, assessments, duties and levies, charged and levied upon or assessed against the Building, the land upon which it is located, and improvements situated on the real property, any leasehold improvements, fixtures, installations, additions and equipment used in the maintenance or operation of the Building, whether owned by Owner or Tenant and not paid directly by Tenant, including, without limitation, real estate taxes, personal property taxes, general or special assessments, any duties or levies charged or levied upon or assessed against the building and the property and personal property transfer taxes, all costs and expenses (including legal fees and court costs) charged for the protest or reduction of property taxes or assessments in connection with the property and the Building, or any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and the property, whether any such taxes are imposed by the United States, the State of Colorado, the County in which the Building is located, or any local governmental municipality, authority or agency or any political subdivision of any thereof. Real Estate Taxes shall not include franchise, gift, estate or inheritance taxes. Further, if at any time during the Term the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been, altered so as to cause the whole or any part of the taxes now or hereafter levied, assessed or imposed on real estate to be levied assessed or imposed upon Owner, wholly or partially as a capital levy or otherwise, or on or measured by the rents received, then such new or altered taxes attributable to the Demised Premises shall be deemed to be included within the term Real Estate Taxes for purposes of this paragraph, save and except that such shall not be deemed to include any increase in said tax not attributable to the Building. Furthermore, if at any time during the term hereof a tax or excise on rents or income or other tax however described (herein called Rent Tax) is levied or assessed by the State of Colorado, or any political subdivision thereof, on account of the rents hereunder of the interest of Owner under this Lease, such Rent Tax shall constitute Real Estate Taxes, provided, further, in no event shall Tenant be obligated to (i) pay for any year any greater amount by any of such Rent Tax than would have been payable by Tenant had the rentals paid to the Owner under all Building leases (being the rentals upon which such Rent Tax is imposed) been the sole taxable income of Owner for the year in question or (ii) to pay or to reimburse Owner for any tax of any kind assessed against Owner on account of any such Rent Tax having been reimbursed.

                  Operating costs shall not include (1) leasing commissions, advertising expenses and other costs incurred in leasing or procuring new Tenant; (2) the cost of any capital addition made to the Building, including the cost to prepare space for occupancy by a new Tenant; (3) depreciation and amortization of the Building, other than (a) capital expenditures which under generally applied real estate practices are expensed or regarded as deferred expenses; (b) capital expenditures appropriate to a building comparable to this in the southern Metro Denver Area or required by law as described in (xv) and
(xvi) above; and (c) capital expenditures designed to result in savings or reductions in operating expenses as described in (xvii) above; (4) interest and principal payments on mortgages and other debt costs; (5) Any cost or expenditure (or portion thereof) for which Owner is reimbursed, whether by insurance proceeds or otherwise (Base Rent adjustments under any provision of this Rider and under similar provisions and other Tenant leases are not reimbursements); and (6) cost of any service furnished to any other occupant of the Building which Owner does not provide to Tenant hereunder.

                  In the event during all or any portion of any calendar year the Building is not fully rented and occupied, Owner may elect to make an appropriate adjustment of Operating Costs for such year, employing sound accounting and management principles, to determine the Operating Cost that would have been paid or incurred by Owner had the Building been fully rented and occupied and the amount so determined shall be deemed to have been the Operating Costs for such year. If Owner selects an accrual accounting basis rather than a cash accounting basis for operating expenses purposes, operating expenses shall be deemed to have been paid when such expenses have accrued.

                  All references to "Building" in this Rider shall include all other Buildings in the Project (as defined in Basic Lease Provisions) and all related facilities, including without limitation, corridors, lobbies, sidewalks, grounds, parking spaces, driveway areas, elevators and other common or public areas contained in or around the real estate as well as landscaping, exterior walkways, and improvements or facility utilized in common by the Building (and other Buildings of the projects upon or adjacent to the real property). It is the express intent of the parties that all Operating Costs be determined on the Project level, rather than at an individual Building level.

                           (i) First Operating Cost Year is as defined in Basic
Lease Provisions.

                           (ii) Subsequent Operating Cost Year means each twelve
month calendar period following the First Operating Cost Year, the whole or any part of which full period is included within the Term.

                  (iii) The Amount of Operating Costs for any period shall be the amount as determined by the Owner in accordance with generally accepted accounting principles.

          C. If only part of the Term is included within any Operating Cost Year, then such amount payable by Tenant for such Operating Cost Year shall be estimated by Owner acting reasonably and reduced proportionately on a per diem basis and shall be payable according to the terms and conditions in subparagraph
D. below.

          D. Any additional Rent payable by Tenant under this Rider shall be payable as follows, unless otherwise provided:

               During the Term, Tenant shall pay to owner monthly in advance and every month during the Term, one-twelfth (1/12th) of the amount of such Additional Rent as estimated by Owner, from time to time, in advance, acting reasonably, to be due from Tenant. Within a reasonable time after the close of each calendar year, Owner shall give Tenant a statement of the year's Operating Costs and the total amount of the Additional Rent, if any. If such year's Operating Cost is different than the estimated amount paid by Tenant, Tenant shall pay Owner or Owner shall credit Tenant, as applicable, within 30 days of the date of the Statement, Tenant's proportionate share which has either (i) not be paid by Tenant or
               (ii) overpaid by Tenant pursuant to an estimate. One-twelfth of the amount of Additional Rent, as reasonably estimated by Owner, for the First Operating Cost Year, to be paid by Tenant with each month's Base Rent as Additional Rent shall be as stated in Basic Lease Provisions as "Initial Monthly Estimated Additional Rent". This amount shall be paid monthly until such time as Owner, in writing, reasonably adjusts the estimated Additional Rent pursuant to the first sentence of this paragraph.

               For purposes of calculating Additional Rent, Tenant's proportionate share of the total shall be deemed to be as set forth in paragraph F. below.

          E. For the protection of Tenant, Owner shall maintain books of account which shall be open to Tenant and its representatives for thirty days after billing for Additional Rent, at all reasonable times so that Tenant can determine that such Additional Rent costs have, in fact, been paid or incurred. Tenant shall have the right to contest or question the amount and the appropriateness of the Operating Cost and Additional Rent for a period of thirty
(30) days after the billing for Additional Rent. If Tenant does not so contest or question within said thirty (30) day period, then all the determinations by Owner shall be conclusive.

          F. Tenant's Project Proportionate Share is as defined in Basic Lease Provisions.

          G. Except as otherwise expressly provided in the Lease, the parties agree that Owner shall have no obligation of any kind to make any expenditures upon or with respect to the Premises. It is intended that Tenant shall throughout the term, at its sole expense, maintain in good condition, repair and order all of the Premises and all parts thereof and shall pay to Owner Additional Rent as stated in this Rider

                                    RIDER II

                  This Rider to Lease is attached to and forms a part of that certain lease between Sky Harbor Associates Limited Partnership ("Owner") and CET Environmental Services, Inc. ("Tenant") dated as of the 1st day March, 1999, (the "Lease"), and sets forth additional Terms and provisions to be Incorporated into the Lease.

Building Services and Utilities

         (a) Subject to the limitation herein set forth, Owner will furnish Tenant while occupying the Premises and while Tenant is not in default under this Lease:

                  (i) water to the wall stub of the Premises;

                  (ii) snow removal and snow plowing of all common areas of the Building and Project;

                  (iii) cleaning and maintenance of driveways and parking areas of the Project;

                  (iv) trash and refuse removal;

                  (v) maintenance and repair of all building standard air-conditioning and heating apparatus.

                  In addition, Owner will maintain the public and common areas of the Building and Project, such as walkways, stairs, and landscaping, if any, in reasonable good order and condition, except for damage occasioned by Tenant or Tenant's parties.

         (b) Utilities, Owner shall have the option to have: (i) Tenant pay promptly all charges for heating, natural gas and electrical service used on the Premises directly to the appropriate public utility company. If Tenant shall fail to pay any utilities as required above, Owner shall have the right, at his option, but without any obligation to do so, to pay such utilities (without affecting any other remedy available to Owner) on account of Tenant and the same shall constitute Additional Rent hereunder and shall be repaid by Tenant to Owner forthwith; or (ii) Tenant pay all charges for heating, natural gas and electrical service used on the Premises as Additional Rent pursuant to Rider I. Owner shall make an election pursuant to this paragraph from time to time, by 30 day notice to Tenant. Owner may elect to have certain utilities paid pursuant to (i) above and to have other utilities paid pursuant to (ii) above. If Owner makes no written election, then all utilities that are separately metered shall be paid pursuant to (i) above and all items that are not separately metered shall be paid pursuant to (ii) above.

                  Notwithstanding the above, Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the existing feeders to the Building or the risers or wiring installations. Any risers or wiring to meet Tenant's excess electrical requirements will be installed by Owner at the sole cost and expense of Tenant (if, in Owner's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants).

                  If initially Tenant is paying all or any public utilities pursuant to (ii) above, Owner may at its option, upon not less than 30 days prior written notice to Tenant discontinue the availability of such utility service. If Owner gives any such notice of discontinuance, Owner shall make all necessary arrangements with the public utility supplying the utilities to the area in which the Building is located with respect to obtaining such utility service to the Premises, but Tenant will contract directly with such public utility for the supplying of such utility service to the Premises. In the event Owner deems it appropriate to make available separately metered service to the Premises, Owner may require that separate submeters be installed in or for the Premises, at Owner's expense, and Tenant will be billed monthly from such sub-meter in a manner provided hereinbefore, provided that no such sub-metering shall relieve Tenant from its obligation to pay Tenant's share of other utility charges under this paragraph.

                  Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of any utility service is changed or no longer available or is no longer suitable for Tenant's requirements.

         (c) Failure to any extent to make available, or any slow-down, stoppage or interruption of, these defined services resulting from any cause (including, but not limited to, Owner's compliance with (i) any voluntary or similar governmental or business guideline now or hereafter published or (ii) any requirements now or hereafter established by any governmental agency, board or bureau having jurisdiction over the operation and maintenance of the Building) shall not render Owner liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery which Owner is obligated to maintain and repair pursuant to this Lease break down or for any reason cease to function properly, Owner shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

         (d) Notwithstanding any termination of this Lease prior to the Ending Date of Term, Tenant's obligations to pay any and all Rent pursuant to this Rider shall continue and shall cover all periods up to the actual expiration date of the Term; provided, however, if Owner terminates this Lease without waiving Owner's right to seek damages against Tenant, Tenant's obligation to pay any and all Rent pursuant to this Rider shall not terminate as a result thereof.

         (e) Trash and Refuse Removal. If Owner determines, in its sole discretion, that Owner provides Tenant with more than normal and ordinary Trash and Refuse Removal ("Excess Removal"), then Owner shall have the option to i) charge Tenant, as Additional Rent, an amount for such Excess Removal (Owner's determination of such amount shall be binding on the parties), or ii) cease providing Tenant with Trash and Refuse Removal.

                                 ADDENDUM NO. 1
                                       TO
                                 LEASE AGREEMENT

             BY AND BETWEEN SKY HARBOR ASSOCIATES LIMITED PARTNERSHIP
                                    AS OWNER
                                       AND
                        CET ENVIRONMENTAL SERVICES, INC.
                                    AS TENANT

         This Addendum No. 1 to one certain Lease Agreement dated March 1, 1999 by and between Sky Harbor Associates Limited Partnership as Owner and CET Environmental Services, Inc., as Tenant, is entered into this 1st day of March, 1999 by and between Sky Harbor Associates Limited Partnership as Owner and CET Environmental Services, Inc., as Tenant. For and in consideration of the mutual covenants herein contained and contained in the Lease Agreement, the parties do hereby agree as follows:

         1. Base Rent: Monthly Base Rental for years one through five is as follows:


            YEAR       BASE RENT    INSTALLMENT       ANNUAL PSF COST
            ----      -----------   -----------       ---------------
             1        $ 87,195.75   $  7,266.31       $ 7.25/SF NNN
             2        $ 90,202.50   $  7,516.87       $ 7.50/SF NNN
             3        $ 93,209.25   $  7,767.44       $ 7.75/SF NNN
             4        $ 96,216.00   $  8,018.00       $ 8.00/SF NNN
             5        $ 99,222.75   $  8,268.56       $ 8.25/SF NNN

         2. Commencement Date: Notwithstanding anything in the Lease to the contrary, the Commencement Date of the Lease shall be the date upon which Tenant takes occupancy of the Premises, which is estimated to be May 1, 1999.

         3. Owner's Tenant Finish: Owner shall construct the tenant improvements in accordance with Exhibit A-3 and Exhibit C0.

         4. Environmental Compliance:

            (a) All operations and activities to be conducted by Tenant at the Premises are described in Basic Lease Provision of the Lease. Tenant agrees that Tenant will not conduct any operations or activities not specifically described in Basic Lease Provisions at the Premises without the prior specific written consent of Owner.

            (b) All operations and activities of Tenant on the Premises will comply with all applicable federal, state and local environmental laws and regulations and shall be conducted in a manner which will not give rise to any environmental hazard or claim. Operations and activities of Tenant involving the handling, storage, disposal or transportation to and from the Premises of hazardous materials, substances and/or waste (hereinafter "hazardous materials") shall be conducted in accordance with all applicable laws and regulations and in a manner so as to prevent any releases of hazardous materials.

            (c) As used herein, "Environmental Cleanup Liability" shall mean any liability, loss, cost, expense, fine or penalty of any nature incurred or imposed by any authority as a result of the necessity to contain, dispose, remove, treat, remedy or abate any air, soil, groundwater or other contamination on or off the Premises and on or off the property of which the Premises are a part, only to the extent arising from Tenant's acts or omissions in the storage, disposal or transportation of chemicals or other products of Tenant on or to the Premises including but not limited to; (a) costs or expenses for investigation, study, assessment, legal representation, cost recovery by government agency, or monitoring of such contamination; and (b) cost, expense, loss or damage incurred as a result of actions or measures necessary to implement or effectuate any containment, removal, disposal, treatment, remediation, cleanup or abatement of such contamination.

            (d) Tenant agrees to protect, defend, indemnify and hold Owner harmless from any Environmental Cleanup Liability to the extent that such liability arises from the operations, acts or omissions of Tenant on the Premises including but not limited to Tenant's disposal from the Premises or transportation of hazardous materials to or from the Premises. This agreement of Tenant to protect, defend, indemnify and hold Owner harmless shall extend to all acts or omissions of Tenant and shall not be limited to negligent or wrongful acts or omissions of Tenant.

            (e) The obligations of this Section 5 shall survive the termination of this lease.

         5 Change in Regulations: Tenant and Owner acknowledge and agree that if at any time during the term of the Lease the rules and regulations of the Uniform Building Code or the Uniform Fire Code pertaining to hazardous materials change so as to require an additional investment in fire protection equipment in the Premises then such additional investment shall be the obligation of Tenant, provided however that such additional investment shall not be required as a result of any action of Owner with respect to the Premises, the Building or the Project.

         6. Tenant shall have the obligation to conduct an inspection of the Premises with Owner and its representatives within fourteen (14) days after substantial completion of the Tenant Finish and to give Owner, within said fourteen day period, a punch list of all items to be completed and/or corrected. Any items not on such punch list shall be deemed accepted by Tenant, except for latent defects which exception shall be effective for one (1) year following the Commencement Date (unless such defect or subsequent damage was caused by Tenant or its agents, employees, invitees, contractors or suppliers). Owner shall correct any punch list items after receipt of said punch list.

         7. Owner's Default: Notwithstanding any other provisions of this Lease, if default shall be made by Owner in the performance of the agreements, conditions or covenants of this Lease to be performed by Owner, and said default shall have continued for thirty (30) days after written notice thereof to Owner or if such default cannot be cured within such thirty (30) day period if Owner shall have failed to commence and diligently pursue such cure, then Tenant in addition to all other remedies now or hereafter provided by law, may at its election, perform such covenant or agreement for or on behalf of Owner, or make good any such default, and any amount or amounts which Tenant shall advance pursuant thereto shall be repaid by Owner to Tenant on demand.

         8. Utilities Interruption: Owner agrees to use reasonable efforts to remedy any situation (other than caused by default by Tenant) which gives rise to interruption or failure to furnish any utility services. Additionally, if the Premises are rendered untenantable or Inaccessible due to interruption of service attributable solely to Owner's fault, rent shall be abated for the period of such untenantability.

         9. Save and except the foregoing provisions, all other paragraphs and covenants of the Lease Agreement, Riders and Exhibits shall remain in full force and effect as therein stated. In the event of a conflict between the provisions of this Addendum No. 1 and the Lease Agreement or its Riders and/or Exhibits, then the provisions of this Addendum No. 1 shall prevail.

         10. The Lease Agreement, Riders, Exhibits and this Addendum No. 1 may only be modified in a writing executed by both parties.

         11. Additional Provisions:

             Early Termination: Tenant will be given the right to terminate the lease after the initial three (3) years of the terms provided the following: a) Tenant agrees to give Landlord six (6) months prior notice of its intent to terminate; b) Tenant agrees to pay Landlord a penalty at termination equal to the remaining unamortized Tenant improvements, commissions and three (3) months base rent equal to the current base rent in year three of the lease. In the event that Tenant is in the process of negotiating a new government contract, Landlord will grant Tenant a thirty (30) to forty-five (45) day reduction of the six (6) month provision, however, Tenant must keep Landlord informed of the contract negotiation pursuant to provision
             (a). Dated as of the 1st day of March, 1999.


OWNER:                                            TENANT:

SKY HARBOR ASSOCIATES,                            CET ENVIRONMENTAL SERVICES,
INC.
a Michigan limited partnership                    a California corporation

By:  Pomeroy Investment Corporation               By: /s/ STEPHEN H. DAVIS
                                                     ---------------------------
     General Partner                                      Stephen H. Davis
                                                  Its: President

By: /s/ HOWARD LESHMAN
   -----------------------------
       Howard Leshman
Its: Vice President

                                   EXHIBIT A-1

                               DESCRIPTION OF LAND




 Building B, Block 1, Linpro Arapahoe Land Limited, County of Arapahoe, Colorado

                                  EXHIBIT A-3





                                  [FLOOR PLAN]




2/16/98 Proposal 1 for CET Environmental Services, 7032 South Revere Parkway

                                  EXHIBIT A-2




                                  [FLOOR PLAN]




SKY HARBOR

At Centennial Airport Center
7002-7042 South Revere Parkway
Englewood, Colorado

                                    EXHIBIT B

                              RULES AND REGULATIONS

     1. SIGNS

        A. No Sign, advertisement, notice, placard, picture, name or other lettering shall be exhibited, inscribed, printed displayed or affixed on or to any part of the inside or outside of the Demised Premises of the Building without the prior written consent of Owner. Owner shall have the right to remove any such sign, advertisement, notice, placard, picture, logo, name or other lettering without notice and at the expense of Tenant.

        B. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person selected by Owner.

     2. SIDEWALKS, OBSTRUCTIONS. The sidewalks, halls, entrances, exits, passages, stairways and elevators of the Building shall not be obstructed by Tenant, its agents or employees, nor shall they be used for any purpose other than ingress and egress to and from the Premises. The halls, passages, entrances, exits, stairways, elevators, balconies and roof are not for the use of the general public, and Owner shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Owner might be prejudicial to the safety, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business, unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

     3. LOCKS. Tenant shall not alter any lock or install any new or place additional locks or any bolts or mail slots on any door, wall or window of the Premises without the prior written consent of Owner.

     4. KEYS. All keys to the Building, Premises, rooms and toilet rooms shall be and remain the property of Owner and shall be obtained from Owner's Building Management Office, and Tenant shall not from any other source duplicate, obtain keys or have keys made. Tenant, upon termination of the tenancy, shall deliver to Owner all keys to the Building, Premises, rooms and toilet rooms that have been furnished or shall pay the Owner the cost of replacing same or of changing the lock or locks opened by such lost key(s) if Owner deems it necessary to make such change.

     5. WATER FIXTURES. The toilet rooms, urinals, wash bowls, drinking fountains and other apparatus shall not be used for any purposes other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it. No person shall waste water by leaving faucets open or in any other manner.

     6. FLOOR LOADING. Tenant shall not overload the floor of the Premises. Owner shall prescribe, after consultation with the appropriate architects and engineers, the floor loading permissible.

     7. ALTERATIONS. In addition to the provisions of the Lease, Tenant shall not mark, paint, drill into, drive nails or screw into or in any way deface or change any part of the Premises or the Building. Owner will direct electricians as to where electric and telephone wires are to be introduced. No boring, cutting or stringing of wires will be allowed except as approved and directed by Owner. The locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Owner. Owner shall permit reasonable numbers of picture hangers and other reasonable attachments to be made to walls, floors and ceilings.

     8. FLOOR COVERINGS. The only floor coverings shall be the building standard carpet, or such other covering(s) as Owner may approve in writing. The expense of repairing any damage resulting from Tenant's violation of this rule or from removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

     9. DISTURBANCES AND USE.

        A. Tenant shall not use, keep or permit to be used or kept any food (other than that to be kept in reasonable amounts for the consumption by its own employees and all of that to be kept in tightly sealed containers and/or in a refrigerator) or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Owner or to other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein.

         B. Only incidental cooking for the use of Tenant may be done on the Premises, and that only using equipment and in a place within the Premises specifically authorized in writing by Owner, and in a way so that no odors of food are observed by other occupants of the Building.

         C. No vending or machines of any description may be installed, maintained or operated in the Premises without the written consent of Owner.

         D. No animals or birds may be brought in or kept in or about the Premises or the Building.

         E. No tenant, employee or invitee of any tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them whether by use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

         F. No tenant, employee or invitee of any tenant shall throw anything out of doors or down any passageway, any stairway, elevator shaft or ventilating duct or shaft of the Building.

         G. Tenant shall not disturb, solicit, peddle or canvass any occupancy of the Building and shall cooperate to prevent same.

         H. Tenant shall be responsible for keeping any children visiting or accompanying anyone visiting the Premises under control and quiet so that they do not disturb other occupants of the Building.

         I. Tenant shall not use the Premises for any purpose other than that described in the Lease, for manufacturing, for the storage of merchandise, except as such storage may be incidental to the use of the Premises for the purpose(s) described in the Lease, for washing clothes, for lodging or for illegal, improper, immoral or objectionable purpose.

         J. Tenant shall not advertise for laborers giving an address at the Building or Premises.

     10. FIRE AND OTHER GOVERNMENTAL REGULATIONS. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which will in any way increase the fire insurance rates on the building or on the property kept therein; or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof or conflict with any of the rules or ordinances of the governmental jurisdictions in which the Building lies.

         A. Tenant agrees that it will comply with all fire and security regulations that may be issued from time to time by Owner, and Tenant also shall provide Owner with the name of a designated employee responsible to represent Tenant in all matters pertaining to such fire or security regulations.

         B. Tenant shall not use or keep in the Premises any gasoline, kerosene or inflammable, combustible, or explosive fluid or material, other than nominal amounts of ordinary office fluids to be used for duplicating or photocopying machines or other, similar office equipment.

         C. Tenant shall not use any method of heating or air conditioning other than that supplied by Owner.

         D. Tenant shall install and properly maintain, at Tenant's sole cost and expense, an adequate, visibly marked and at all times properly operational fire extinguisher next to any duplicating or photocopying machine or any cooking device or any similar heat-producing equipment which may or may not contain combustible material in the Premises.

     11. LEAVING THE PREMISES. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or other water apparatus in the Premises are entirely shut off before Tenant leaves the Building, and that all unnecessary electricity shall likewise be carefully shut off so as to prevent waste or damage. For any default or carelessness, Tenant shall make good all injuries sustained by Tenant, by other tenants or occupants of the Building.

         All doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

     12. OBJECTIONABLE BUILDING OCCUPANTS. Owner reserves the right to exclude or expel from the Building any person who, in the judgement of Owner, appears intoxicated or under the influence of alcohol or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     13. PAINTING AND DECORATING. All painting and decorating in the Premises must be agreed to in writing and in advance by Owner. Any such work as may be agreed to be done by and at the expense of Owner shall be done during regular working hours. Should Tenant desire such work to be done outside of regular working hours, Tenant shall pay the extra cost thereof.

     14. WINDOW COVERINGS. No curtains, blinds, shades, draperies, screens or other materials shall be attached to, hung in or used in connection with any window or sidelight of the Premises other than those supplied by or otherwise agreed to by Owner.

         A. The sashes, sash doors, skylights, windows and sidelights that reflect or admit light or air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

         B. Tenant shall not place anything or allow anything to be placed near the glass of any window, skylights, door, partition or wall which may, in the sole opinion of Owner, appear unsightly from outside the Premises.

     15. LIGHT FIXTURES. No electrical fixtures shall be hung or otherwise installed in the Premises other than those supplied by or otherwise agreed to by Owner.

     16. SHOW CASES. No show case or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in public portions thereof.

     17. INFESTATION. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of Premises by Tenant, Owner shall forthwith at Tenant's sole cost and expense cause the same to be exterminated from time to time to the satisfaction of Owner.

     18. TENANT'S CONTRACTORS. Tenant's contractor(s) (any of which shall be subject to the prior written approval of Owner) shall, while in the Building or elsewhere on the Property, be subject to and under the control and direction of Owner or Owner's agent(s) but said contractor(s) shall not be the agent or servant of Owner or Owner's agent(s).

     19. TENANT'S NEEDS. The requirements of Tenant will be attended to only upon application at the office of the Building. Owner's employees shall not perform any work or do anything outside of their regular duties unless under special instructions from Owner.

     20. ADVERTISING. Without the prior written consent of Owner, Tenant shall not use the name of the Building nor any picture of the Building in connection with or in promoting or advertising the business of Tenant, or on its stationery or in any other manner except as Tenant's address.

     21. BUILDING NAME. Owner shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building.

     22. GOVERNMENT REGULATIONS. If, as a result of any governmental rule or regulation, Owner imposes a curtailment of services or equipment in Premises or the Building, Tenant shall comply therewith and shall be liable to Owner for any surcharge imposed for any violation by Tenant.

     23. OUTSIDE SERVICES. No tenant shall obtain for use in the Premises towel or other similar service or accept barbering, boot-blacking or other similar services on the Premises, except from persons authorized by the Owner and at the hours and under regulations fixed by the Owner.

     24. BUILDING OPERATION. Owner shall have the right to control and operate the public portions and the public facilities of the Building and the heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     25. PARKING.

         A. Tenant shall not park any vehicles in any driveways, service entrances or areas posted either as "No Parking" or as "Visitor Parking".

         B. Tenant shall not park any vehicles in any parking space designated for handicapped parking unless such vehicle bears a current handicapped license plate or windshield placard.

         C. Tenant shall not park in such a manner as to occupy more than one parking space per vehicle, except in such case where a delivery vehicle too large for one space is parked for the purpose of making a specific delivery to or pickup from the Premises.

     26. DEFINITIONS. For the purposes of the Rules and Regulations, in every case where the word "Tenant" is used, it shall be deemed to mean the Tenant, its employees, agents, servants, contractors, licensees, visitors, delivery people and invitees.

     27. RULE WAIVER. Owner reserves the right by written notice to Tenant to rescind, alter, waiver or add any rule or regulations prescribed for the Building at any time when, in Owner's sole judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

                                    EXHIBIT C

                                   WORK LETTER

March 1, 1999

Re:   Tenant:  CET Environmental Services, Inc.

    Building:  7022 S. Revere Parkway, Englewood, CO
               -------------------------------------

    Suite:     100
               ---

    Address:   7022 S. Revere Parkway, Englewood, CO
               -------------------------------------

Gentlemen:

     Concurrently herewith, you, as Tenant, and the undersigned, as Owner, have executed a Lease covering the above captioned suite (the Premises, as defined in the Lease). The provisions of said Lease are hereby incorporated by reference as if fully set forth herein. In consideration of the execution of said Lease, Owner and Tenant mutually agree as follows:

     Landlord agrees to complete standard improvements to the premises per mutually agreeable space plan and shall contribute up to $5.00 PSF to the cost of completion thereof which cost includes engineering, construction coordination and all other associated costs of construction. Any additional improvements exceeding this allowance shall be paid for by Tenant prior to occupancy.

     Any unused Tenant finish shall be given to Tenant to be designated a "moving allowance". Tenant agrees that the final space plan will include new carpet, paint and other improvements substantially similar to those on the attached space plan dated February 16, 1999.

   ACCEPTED AND APPROVED THIS 1ST DAY OF MARCH, 1999.

   OWNER:                               TENANT:

   SKY HARBOR ASSOCIATES                CET ENVIRONMENTAL SERVICES, INC.
   a Michigan Limited Partnership       a California corporation


   By:  Pomeroy Investment              By:  /s/ STEPHEN H. DAVIS
        Corporation, General Partner         --------------------
                                             Stephen H. Davis

                                        Its: President

   By:  /s/ HOWARD LESHMAN
        ------------------
        Howard Leshman

   Its: Vice President

                                    EXHIBIT D


                       LEASE COMMENCEMENT DATE MEMORANDUM



LANDLORD:      Sky Harbor Associates Limited Partnership

TENANT:        CET Environmental Services, Inc.

LEASE DATE:    March 1, 1999

PREMISES:      7032 South Revere Parkway
               Englewood, Colorado 80112

               Square Feet of Premises             12,027
               Square Feet of Project             108,021


Pursuant to the above referenced Lease, Landlord and Tenant agree and certify the Lease commencement date is May 27, 1999, and the expiration date is May 31, 2004.


Rent shall commence under the following rates:

Base Rent:                $ (per Addendum No. 1 of the Lease Agreement)
Operating Expenses:       $ (per Addendum No. 1 of the Lease Agreement)


Commencement Date for Base Rent:                  May 27, 1999
                                                  ------------

Commencement Date for Additional Rent:            May 27, 1999
                                                  ------------

LANDLORD:                     TENANT:

Sky Harbor Associates         CET Environmental Services,
                              Inc., a California corporation
By:  Pomeroy Investment
     Corporation              By:  /s/ STEPHEN H. DAVIS
                                 ----------------------
                                   Stephen H. Davis

By:  /s/ HOWARD LESHMAN       Date: May 28, 1999
   --------------------            -------------
     Howard Leshman
     Vice President

Date: 6/15/99
     ------------------